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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report  (Date of Earliest Event Reported):  July 17, 2016

N-VIRO INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21802	34-1741211
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

3450 W. Central Avenue, Suite 328 Toledo, Ohio	43606
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (419) 535-6374

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) New Employment Agreement with Named Executive Officer.

(1) Timothy R. Kasmoch

Effective July 17, 2016, N-Viro International Corporation (the "Company") entered into an Employment Agreement (the “Agreement”) with Timothy R. Kasmoch to serve as the Company’s President and Chief Executive Officer commencing July 17, 2016.  At a meeting of the Board of Directors of the Company on July 17, 2016, the Board approved the Agreement.

The Agreement is for a three-year term commencing on July 17, 2016 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term.  The agreement provides that Mr. Kasmoch is to receive an annual base salary of $150,000, subject to annual increase at the discretion of the Board of Directors of the Company.  In addition, Mr. Kasmoch is eligible for an annual cash bonus in an amount to be determined, a vehicle allowance, and otherwise subject to the discretion of, the Board of Directors.  Under the agreement, this determination is to be based upon the Board of Directors review of Mr. Kasmoch's performance.  The Agreement also provides for annual stock option grants to Mr. Kasmoch.

Since February 2006, Mr. Kasmoch has served the Company as President and Chief Executive Officer.  While employed with the Company, the Agreement allows Mr. Kasmoch to engage in other limited business activities that are not competitive with and do not involve the Company, subject to the prior disclosure to the Company’s Audit Committee.  The Employment Agreement permits Mr. Kasmoch to terminate his employment in the event of a change of control or certain enumerated material breaches thereof by the Company.  In the event the Company terminates his Employment Agreement without cause, Mr. Kasmoch is entitled to receive his base salary for the period between the termination date and the natural expiration of his Employment Agreement or any extension thereof.  Employee shall also have the right to exercise all options that have vested through and including the termination date.

A copy of the Agreement is filed as Exhibit 10.1 to this Current Report.

(e) New Employment Agreement with Named Executive Officer.

(2) Robert W. Bohmer

Effective July 17, 2016, N-Viro International Corporation (the "Company") entered into an Employment Agreement (the “Agreement”) with Robert W. Bohmer to serve as the Company’s Executive Vice President and General Counsel commencing July 17, 2016.  At a meeting of the Board of Directors of the Company on July 17, 2016, the Board approved the Agreement.

The Agreement is for a three-year term commencing on July 17, 2016 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term.  The agreement provides that Mr. Bohmer is to receive an annual base salary of $57,200, subject to annual increase at the discretion of the Board of Directors of the Company.  In addition, Mr. Bohmer is eligible for an annual cash bonus in an amount to be determined, and otherwise subject to the discretion of, the Board of Directors.  Under the agreement, this determination is to be based upon the President/Chief Executive Officer’s and Board of Directors review of Mr. Bohmer's performance.  The Agreement also provides for annual stock option grants to Mr. Bohmer.

Since July 2007, Mr. Bohmer has served the Company as Vice President of Business Development and General Counsel.  While employed with the Company, the Agreement allows Mr. Bohmer to engage in other limited business activities that are not competitive with and do not involve the Company, including employment in the private practice of law.  The Employment Agreement permits Mr. Bohmer to terminate his employment in the event of a change of control or certain enumerated material breaches thereof by the Company.  In the event the Company terminates his Employment Agreement without cause, Mr. Bohmer is entitled to receive his base salary for the period between the termination date and the natural expiration of his Employment Agreement or any extension thereof.  Employee shall also have the right to exercise all options that have vested through and including the termination date.

A copy of the Agreement is filed as Exhibit 10.2 to this Current Report.

(e) New Employment Agreement with Named Executive Officer.

(3) James K. McHugh

Effective July 17, 2016, N-Viro International Corporation (the "Company") entered into an Employment Agreement (the “Agreement”) with James K. McHugh to serve as the Company’s Chief Financial Officer, Secretary and Treasurer commencing July 17, 2016.  At a meeting of the Board of Directors of the Company on July 17, 2016, the Board approved the Agreement.

The Agreement is for a three-year term commencing on July 17, 2016 and provides for automatic renewal of successive one-year terms unless notice is provided ninety (90) days prior to the expiration of the then current term.  The agreement provides that Mr. McHugh is to receive an annual base salary of $125,000, subject to annual increase at the discretion of the Board of Directors of the Company.  In addition, Mr. McHugh is eligible for an annual cash bonus in an amount to be determined, and otherwise subject to the discretion of, the Board of Directors.  Under the agreement, this determination is to be based upon the President/Chief Executive Officer’s and Board of Directors review of Mr. McHugh's performance.  The Agreement also provides for annual stock option grants to Mr. McHugh.

Mr. McHugh has served the Company as Chief Financial Officer, Secretary and Treasurer since January 1997.  While employed with the Company, the Agreement allows Mr. McHugh to engage in other limited business activities that are not competitive with and do not involve the Company, subject to the prior disclosure to the Company’s Audit Committee.  The Employment Agreement permits Mr. McHugh to terminate his employment in the event of a change of control or certain enumerated material breaches thereof by the Company.  In the event the Company terminates his Employment Agreement without cause, Mr. McHugh is entitled to receive his base salary for the period between the termination date and the natural expiration of his Employment Agreement or any extension thereof.  Employee shall also have the right to exercise all options that have vested through and including the termination date.

A copy of the Agreement is filed as Exhibit 10.3 to this Current Report.

(e) Material Option Grant Awarded to Executive Officer.

(Kasmoch, Bohmer and McHugh)

On July 17, 2016, in connection and effective with their respective Employment Agreement, the Board approved an annual grant of stock options to Messrs. Kasmoch, Bohmer and McHugh, each of which are for ten (10) years, are exercisable immediately for shares of the Company's common stock, with the first grant on July 17, 2016 and each successive grant on the anniversary date, priced per the Plan at the grant date.  The grants were made pursuant to the N-Viro International Corporation 2010 Stock Option Plan (the "Plan").  The following table sets forth information about the stock option grants:

Name of Officer	Title	Grant Date	Number of Shares Underlying Options	Exercise Price	Expiration Date
Timothy R. Kasmoch	President & Chief Executive Officer	7/17/2016	100,000	$0.94	7/17/2026
Timothy R. Kasmoch	“	7/17/2017	100,000	TBD	7/17/2027
Timothy R. Kasmoch	“	7/17/2018	100,000	TBD	7/17/2028

Robert W. Bohmer	Exec. Vice President & General Counsel	7/17/2016	100,000	$0.94	7/17/2026
Robert W. Bohmer	“	7/17/2017	100,000	TBD	7/17/2027
Robert W. Bohmer	“	7/17/2018	100,000	TBD	7/17/2028

James K. McHugh	Chief Financial Officer, Secretary & Treas	7/17/2016	100,000	$0.94	7/17/2026
James K. McHugh	“	7/17/2017	100,000	TBD	7/17/2027
James K. McHugh	“	7/17/2018	100,000	TBD	7/17/2028

The awards to the officers were based on the recommendation of the Compensation Committee of the Board, which considered, among other things, each of the Officer’s willingness to accept a lower base compensation package.

Item 9.01 - Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.

Description

10.1

Employment Agreement of Timothy R. Kasmoch, dated July 17, 2016.

10.2

Employment Agreement of Robert W. Bohmer, dated July 17, 2016.

10.3

Employment Agreement of James K. McHugh, dated July 17, 2016.

The information in this Form 8-K, and the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

N-VIRO INTERNATIONAL CORPORATION

Dated:

July 21, 2016

By:

  /s/  James K. McHugh

James K. McHugh

Chief Financial Officer